                                                                   EXHIBIT 4.47

                                 CERTIFIED COPY
                                       OF
                           SECURITIES RESOLUTION NO. 5
                                       OF
                        WISCONSIN ELECTRIC POWER COMPANY

     I, KEITH H. ECKE, Assistant Corporate Secretary of WISCONSIN ELECTRIC POWER COMPANY (the "Company"), do hereby certify that the attached is a true and correct copy of Securities Resolution No. 5 under the Indenture dated as of December 1, 1995 between the Company and U.S. Bank National Association, as successor to Firstar Trust Company, as Trustee, which has been duly adopted by the Treasurer of the Company pursuant to authorization delegated to him by the Board of Directors of the Company at a meeting duly called and held on the 10th day of December, 2002; that a quorum of said Board was present at said meeting and voted throughout; and I do further certify that said resolution has not been rescinded and remains in full force and effect.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of said WISCONSIN ELECTRIC POWER COMPANY this 6th day of May, 2003.

                                          /s/ KEITH H. ECKE
                                         -----------------------------
                                         Keith H. Ecke
                                         Assistant Corporate Secretary

(CORPORATE SEAL)

                        4.50% DEBENTURES DUE MAY 15, 2013
                       5.625% DEBENTURES DUE MAY 15, 2033

                           SECURITIES RESOLUTION NO. 5
                                       OF
                        WISCONSIN ELECTRIC POWER COMPANY

     The actions described below are taken by the Board (as defined in the Indenture referred to below) of WISCONSIN ELECTRIC POWER COMPANY (the "Company"), or by an Officer or committee of Officers pursuant to Board delegation, pursuant to resolutions adopted by the Board of Directors of the Company as of December 10, 2002 and Section 2.01 of the Indenture dated as of December 1, 1995 (the "Indenture") between the Company and U.S. Bank National Association (as successor to Firstar Trust Company), as trustee. Terms used herein and not defined have the same meaning as in the Indenture.

     A. 4.50% Debentures due May 15, 2013

     RESOLVED, that a new series of Securities is authorized as follows:

          1. The title of the series is 4.50% Debentures due May 15, 2013 ("4.50% Debentures").

          2. The form of the 4.50% Debentures shall be substantially in the form of Exhibit 1 hereto.

          3.   The 4.50% Debentures shall have the terms set forth in Exhibit 1.

          4. The 4.50% Debentures shall have such other terms as are set forth in Exhibit 3 hereto.

          5. The 4.50% Debentures shall be sold to the underwriter(s) named in the Prospectus Supplement dated May 1, 2003 on the following terms:

                          Aggregate Principal Amount:  $300,000,000
                          Price to Public:  99.919%
                          Underwriting Discount:  0.650%
                          Closing Date:  May 6, 2003

     B.   5.625% Debentures due May 15, 2033

     RESOLVED, that a new series of Securities is authorized as follows:

          1. The title of the series is 5.625% Debentures due May 15, 2033 ("5.625% Debentures").

          2. The form of the 5.625% Debentures shall be substantially in the form of Exhibit 2 hereto.

          3.   The 5.625% Debentures shall have the terms set forth in Exhibit
               2.

          4. The 5.625% Debentures shall have such other terms as are set forth in Exhibit 3 hereto.

          5. The 5.625% Debentures shall be sold to the underwriter(s) named in the Prospectus Supplement dated May 1, 2003 on the following terms:

                          Aggregate Principal Amount:  $335,000,000
                          Price to Public:  99.710%
                          Underwriting Discount:  0.875%
                          Closing Date:  May 6, 2003

     This Securities Resolution shall be effective as of May 1, 2003.

                                    EXHIBIT 1

No. _____________                                                $_____________

                        WISCONSIN ELECTRIC POWER COMPANY
                        4.50% Debentures due May 15, 2013

WISCONSIN ELECTRIC POWER COMPANY

promises to pay to
                   -------------------------------------------------------------

or registered assigns
the principal sum of                                                     Dollars
                     ---------------------------------------------------
on May 15, 2013

Interest Payment Dates:       May 15 and November 15
Record Dates:                 May 1 and November 1

                                      Dated:

U.S. BANK NATIONAL                    WISCONSIN ELECTRIC POWER COMPANY
ASSOCIATION
Transfer Agent and Paying Agent

                                      by

                                      -----------------------------
Authenticated:                        [Title of Authorized Officer]



U.S. BANK NATIONAL                    (CORPORATE SEAL)
ASSOCIATION
Registrar, by

------------------------------        ------------------------------

Authorized Signature                  [Assistant] Secretary

                        WISCONSIN ELECTRIC POWER COMPANY
                        4.50% Debentures due May 15, 2013

1.   Interest.

     Wisconsin Electric Power Company (the "Company"), a Wisconsin corporation, promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on May 15 and November 15 of each year commencing November 15, 2003. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 6, 2003. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.   Method of Payment.

     The Company will pay interest on the Securities to the persons who are registered holders of Securities at the close of business on the record date for the next interest payment date, except as otherwise provided in the Indenture. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal and interest by check payable in such money. It may mail an interest check to a holder's registered address.

3.   Securities Agents.

     Initially, U.S. Bank National Association will act as Paying Agent, Transfer Agent and Registrar. The Company may change any Paying Agent or Transfer Agent without notice. The Company or any Affiliate may act in any such capacity. Subject to certain conditions, the Company may change the Trustee.

4.   Indenture.

     The Company issued the securities of this series (the "Securities") under an Indenture dated as of December 1, 1995 (the "Indenture") between the Company and U.S. Bank National Association (as successor to Firstar Trust Company) (the "Trustee"). The terms of the Securities include those stated in the Indenture and in the Securities Resolution establishing the Securities and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb). Securityholders are referred to the Indenture, the Securities Resolution and such Act for a statement of such terms.

5.   Redemption.

     The Securities will be redeemable as a whole at any time, or in part from time to time, at the Company's option, at a redemption price equal to the greater of (a) 100% of the principal amount of the Securities being redeemed or (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate applicable to the Securities plus 12.5 basis points, plus accrued interest to the redemption date.

     "Treasury Rate" means with respect to any redemption date, the rate per year equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date; provided that, if the Reference Treasury Dealers shall determine that there is no such Comparable Treasury Issue, such rate per year shall be equal to the estimated semiannual equivalent yield to maturity that a United States Treasury security having a maturity comparable to the remaining term of the Securities would bear, if such security were available, such estimate to be made by the Reference Treasury Dealers on the basis of interpolation, extrapolation and other accepted financial practices, taking into account (a) the yields to maturity of Untied States Treasury securities of other maturities, (b) yields to maturity of other U.S. dollar denominated debt securities having a maturity comparable to the remaining term of the Securities to be redeemed and (c) applicable interest rate spreads between United States Treasury securities and such other debt securities, all as of 5:00 p.m., New York City time, on the third business day preceding such redemption date.

     "Comparable Treasury Issue" means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Securities.

     "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

     "Comparable Treasury Price" means, with respect to any redemption date, (a) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

     "Reference Treasury Dealer" means each of J.P. Morgan Securities Inc., Banc One Capital Markets, Inc., Goldman, Sachs & Co., their respective successors, and three other primary U.S. Government securities dealers in The City of New York (a "Primary Treasury Dealer"), selected by the Company. If any Reference Treasury Dealer shall cease to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer for that dealer.

     Procedures for the redemption of the Securities will be governed by Article III of the Indenture.

6.   Denominations, Transfer, Exchange.

     The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Transfer Agent may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or the Indenture. The Transfer Agent need not exchange or register the transfer of any Security or portion of a Security selected for redemption. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed.

7.   Persons Deemed Owners.

     The registered holder of a Security may be treated as its owner for all purposes.

8.   Amendments and Waivers.

     Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the holders of a majority in principal amount of the securities of all series affected by the amendment. Subject to certain exceptions, a default on a series may be waived with the consent of the holders of a majority in principal amount of the series.

     Without the consent of any Securityholder, the Indenture or the Securities may be amended, among other things, to cure any ambiguity, omission, defect or inconsistency; to provide for assumption of Company obligations to Securityholders; or to make any change that does not materially adversely affect the rights of any Securityholder.

9.   Restrictive Covenants.

     The Securities are unsecured general obligations of the Company initially limited to $300,000,000 principal amount. The Company may from time to time without notice to, or the consent of, the holders of the Securities, create and issue further securities of the same series, equal in rank to the Securities in all respects (or in all respects except for the payment of interest accruing prior to the issue date of the new securities or except for the first payment of interest following the issue date of the new securities) so that the new securities may be consolidated and form a single series with the Securities and have the same terms as to status, redemption or otherwise as the Securities. The Indenture does not limit other unsecured debt. Section 4.07 of the Indenture, which if applicable limits certain mortgages and other liens, will apply with respect to the Securities. The limitations are subject to a number of important qualifications and exceptions.

10.  Successors.

     When a successor assumes all the obligations of the Company under the Securities and the Indenture, the Company will be released from those obligations.

11.  Defeasance Prior to Redemption or Maturity.

     Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity. U.S. Government Obligations are securities backed by the full faith and credit of the United States of America or certificates representing an ownership interest in such Obligations.

12.  Defaults and Remedies.

     An Event of Default includes: default for 60 days in payment of interest on the Securities; default in payment of principal on the Securities; default for 60 days in the payment of any sinking fund obligation; default by the Company for a specified period after notice to it in the performance of any of its other agreements applicable to the Securities; certain events of bankruptcy or insolvency; and any other Event of Default provided for in the series. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the Securities may declare the principal of all the Securities to be due and payable immediately.

     Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

13.  Trustee Dealings with Company.

     U.S. Bank National Association, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with those persons, as if it were not Trustee.

14.  No Recourse Against Others.

     A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

15.  Authentication.

     This Security shall not be valid until authenticated by a manual signature of the Registrar.

16.  Abbreviations.

     Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), U/G/M/A (=Uniform Gifts to Minors
     Act), and U/T/M/A (=Uniform Transfers to Minors Act).

The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture and the Securities Resolution, which contains the text of this Security in larger type. Requests may be made to: Corporate Secretary, Wisconsin Electric Power Company, 231 West Michigan Street, P.O. Box 2046, Milwaukee, WI 53201.

                                    EXHIBIT 2

No. _____________                                            $_____________

                        WISCONSIN ELECTRIC POWER COMPANY
                       5.625% Debentures due May 15, 2033

WISCONSIN ELECTRIC POWER COMPANY

promises to pay to
                   -------------------------------------------------------------

or registered assigns
the principal sum of                                                     Dollars
                     ---------------------------------------------------
on May 15, 2033

Interest Payment Dates:       May 15 and November 15
Record Dates:                 May 1 and November 1

                                      Dated:

U.S. BANK NATIONAL                    WISCONSIN ELECTRIC POWER COMPANY
ASSOCIATION
Transfer Agent and Paying Agent

                                       by

                                       -----------------------------
Authenticated:                         [Title of Authorized Officer]



U.S. BANK NATIONAL                     (CORPORATE SEAL)
ASSOCIATION
Registrar, by

------------------------------         ------------------------------

Authorized Signature                   [Assistant] Secretary

                        WISCONSIN ELECTRIC POWER COMPANY
                       5.625% Debentures due May 15, 2033

1.   Interest.

     Wisconsin Electric Power Company (the "Company"), a Wisconsin corporation, promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on May 15 and November 15 of each year commencing November 15, 2003. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 6, 2003. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.   Method of Payment.

     The Company will pay interest on the Securities to the persons who are registered holders of Securities at the close of business on the record date for the next interest payment date, except as otherwise provided in the Indenture. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal and interest by check payable in such money. It may mail an interest check to a holder's registered address.

3.   Securities Agents.

     Initially, U.S. Bank National Association will act as Paying Agent, Transfer Agent and Registrar. The Company may change any Paying Agent or Transfer Agent without notice. The Company or any Affiliate may act in any such capacity. Subject to certain conditions, the Company may change the Trustee.

4.   Indenture.

     The Company issued the securities of this series (the "Securities") under an Indenture dated as of December 1, 1995 (the "Indenture") between the Company and U.S. Bank National Association (as successor to Firstar Trust Company) (the "Trustee"). The terms of the Securities include those stated in the Indenture and in the Securities Resolution establishing the Securities and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb). Securityholders are referred to the Indenture, the Securities Resolution and such Act for a statement of such terms.

5.   Redemption.

     The Securities will be redeemable as a whole at any time, or in part from time to time, at the Company's option, at a redemption price equal to the greater of (a) 100% of the principal amount of the Securities being redeemed or (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate applicable to the Securities plus 25 basis points, plus accrued interest to the redemption date.

     "Treasury Rate" means with respect to any redemption date, the rate per year equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date; provided that, if the Reference Treasury Dealers shall determine that there is no such Comparable Treasury Issue, such rate per year shall be equal to the estimated semiannual equivalent yield to maturity that a United States Treasury security having a maturity comparable to the remaining term of the Securities would bear, if such security were available, such estimate to be made by the Reference Treasury Dealers on the basis of interpolation, extrapolation and other accepted financial practices, taking into account (a) the yields to maturity of Untied States Treasury securities of other maturities, (b) yields to maturity of other U.S. dollar denominated debt securities having a maturity comparable to the remaining term of the Securities to be redeemed and (c) applicable interest rate spreads between United States Treasury securities and such other debt securities, all as of 5:00 p.m., New York City time, on the third business day preceding such redemption date.

     "Comparable Treasury Issue" means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Securities.

     "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

     "Comparable Treasury Price" means, with respect to any redemption date, (a) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

     "Reference Treasury Dealer" means each of J.P. Morgan Securities Inc., Banc One Capital Markets, Inc., Goldman, Sachs & Co., their respective successors, and three other primary U.S. Government securities dealers in The City of New York (a "Primary Treasury Dealer"), selected by the Company. If any Reference Treasury Dealer shall cease to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer for that dealer.

     Procedures for the redemption of the Securities will be governed by Article III of the Indenture.

6.   Denominations, Transfer, Exchange.

     The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Transfer Agent may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or the Indenture. The Transfer Agent need not exchange or register the transfer of any Security or portion of a Security selected for redemption. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed.

7.   Persons Deemed Owners.

     The registered holder of a Security may be treated as its owner for all purposes.

8.   Amendments and Waivers.

     Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the holders of a majority in principal amount of the securities of all series affected by the amendment. Subject to certain exceptions, a default on a series may be waived with the consent of the holders of a majority in principal amount of the series.

     Without the consent of any Securityholder, the Indenture or the Securities may be amended, among other things, to cure any ambiguity, omission, defect or inconsistency; to provide for assumption of Company obligations to Securityholders; or to make any change that does not materially adversely affect the rights of any Securityholder.

9.   Restrictive Covenants.

     The Securities are unsecured general obligations of the Company initially limited to $335,000,000 principal amount. The Company may from time to time without notice to, or the consent of, the holders of the Securities, create and issue further securities of the same series, equal in rank to the Securities in all respects (or in all respects except for the payment of interest accruing prior to the issue date of the new securities or except for the first payment of interest following the issue date of the new securities) so that the new securities may be consolidated and form a single series with the Securities and have the same terms as to status, redemption or otherwise as the Securities. The Indenture does not limit other unsecured debt. Section 4.07 of the Indenture, which if applicable limits certain mortgages and other liens, will apply with respect to the Securities. The limitations are subject to a number of important qualifications and exceptions.

10.  Successors.

     When a successor assumes all the obligations of the Company under the Securities and the Indenture, the Company will be released from those obligations.

11.  Defeasance Prior to Redemption or Maturity.

     Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity. U.S. Government Obligations are securities backed by the full faith and credit of the United States of America or certificates representing an ownership interest in such Obligations.

12.  Defaults and Remedies.

     An Event of Default includes: default for 60 days in payment of interest on the Securities; default in payment of principal on the Securities; default for 60 days in the payment of any sinking fund obligation; default by the Company for a specified period after notice to it in the performance of any of its other agreements applicable to the Securities; certain events of bankruptcy or insolvency; and any other Event of Default provided for in the series. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the Securities may declare the principal of all the Securities to be due and payable immediately.

     Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

13.  Trustee Dealings with Company.

     U.S. Bank National Association, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with those persons, as if it were not Trustee.

14.  No Recourse Against Others.

     A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

15.  Authentication.

     This Security shall not be valid until authenticated by a manual signature of the Registrar.

16.  Abbreviations.

     Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), U/G/M/A (=Uniform Gifts to Minors
     Act), and U/T/M/A (=Uniform Transfers to Minors Act).

     The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture and the Securities Resolution, which contains the text of this Security in larger type. Requests may be made to:
Corporate Secretary, Wisconsin Electric Power Company, 231 West Michigan Street, P.O. Box 2046, Milwaukee, WI 53201.

                                    EXHIBIT 3

                                4.50% Debentures
                                5.625% Debentures

                               Supplemental Terms

     In addition to the terms set forth in Exhibits 1 and 2 to Securities Resolution No. 5, the 4.50% Debentures and the 5.625% Debentures shall have the following terms:

     Section 1. Definitions. Capitalized terms used and not defined herein shall have the meaning given such terms in the Indenture. The following is an additional definition applicable to the 4.50% Debentures and the 5.625%
Debentures:

     "Depositary" means, with respect to the 4.50% Debentures and the 5.625% Debentures, each issued as one or more global Securities, The Depository Trust Company, New York, New York, or any successor thereto registered under the Securities Exchange Act of 1934 or other applicable statute or regulation.

     Section 2. Securities Issuable as Global Securities.

     (a) The 4.50% Debentures and the 5.625% Debentures shall each be issued in the form of one or more permanent global Securities and shall, except as otherwise provided in this Section 2, be registered only in the name of the Depositary or its nominee. Each global Security shall bear a legend substantially to the following effect:

     "Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

     (b) If at any time (i) the Depositary with respect to the 4.50% Debentures or the 5.625% Debentures, as the case may be, notifies the Company that it is unwilling or unable to continue as Depositary for such global Security or (ii) the Depositary for the 4.50% Debentures or the 5.625% Debentures shall no longer be eligible or in good standing under the Securities Exchange Act of 1934 or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such global Security. If a successor Depositary for such global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Transfer Agent shall register the exchange of such global Security for an equal principal amount of Registered Securities in the manner provided in Section 2.07 of the Indenture.

     (c) The Transfer Agent shall register the transfer or exchange of a global Security for Registered Securities pursuant to Section 2.07 of the Indenture if
(i) a Default or Event of Default shall have occurred and be continuing with respect to the 4.50% Debentures or the 5.625% Debentures, as the case may be, or
(ii) the Company determines that the 4.50% Debentures or the 5.625% Debentures shall no longer be represented by global Securities.

     (d) In any exchange provided for in the preceding paragraphs (b) or (c), the Company will execute and the Registrar will authenticate and deliver Registered Securities. Registered Securities issued in exchange for a global Security shall be in such names and denominations as the Depositary for such global Security shall instruct the Registrar. The Registrar shall deliver such Registered Securities to the persons in whose names such Securities are so registered.

     (e) The 4.50% Debentures and the 5.625% Debentures will trade in the Depositary's Same-Day Funds Settlement System. All payments of principal and interest on global Securities will be made by the Company in immediately available funds.

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